UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2025

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2025, Forge Global Holdings, Inc. (the “Company”) filed an amendment to its Certificate of Incorporation to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”).

As previously disclosed, at its Special Meeting of Stockholders held on March 27, 2025 (the “Special Meeting”), and upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved a certificate of amendment to effect a reverse stock split of the Common Stock at a ratio ranging from any whole number between 1-for-3 and 1-for-50, inclusive, as determined by the Board in its sole discretion, subject to the Board’s authority to abandon such amendment (the “Charter Amendment”).

The Charter Amendment was described in detail under “Proposal One: Amendment to the Company’s Certificate of Incorporation to Effect the Reverse Stock Split” beginning on page 7 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 27, 2025 (the “Proxy Statement”) in connection with the Special Meeting. The text of the Charter Amendment was included in Annex A of the Proxy Statement.

On March 28, 2025, the Board approved a reverse stock split of the Common Stock at a ratio of 1-for-15. Effective as of 12:01 a.m. Eastern Time on April 14, 2025, the Company filed the Charter Amendment and effected a 1-for-15 reverse stock split of its shares of Common Stock (the “Reverse Stock Split”).

As a result of the Reverse Stock Split, every fifteen (15) shares of the Company’s Common Stock issued or outstanding were automatically reclassified into one (1) validly issued, fully-paid and non-assessable new share of Common Stock, subject to the treatment of fractional shares as described below, without any action on the part of the holders. Proportional adjustments were made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options and other equity securities under the Company’s equity incentive plans. Additionally, all outstanding warrants were also adjusted in accordance with their terms, which resulted, among other changes to the warrant terms, in proportionate adjustments being made to the number of shares issuable upon exercise of such warrants and to the exercise prices of such warrants. The shares of Common Stock outstanding following the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split decreased the number of authorized shares of Common Stock but did not affect the number of authorized shares of the Company’s Preferred Stock or the par value of the Common Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will automatically be entitled to receive cash equal to the fair market value of the fractional share, determined by multiplying such fraction by the closing sales price of the Common Stock as reported on the New York Stock Exchange (the “NYSE”) on April 11, 2025 (as adjusted to give effect to the Reverse Stock Split).

Trading of the Common Stock on the NYSE will commence on a split-adjusted basis at market open on April 15, 2025, under the existing trading symbol “FRGE”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 34629L 202.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “strategy,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “opportunity” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which it cannot be certain. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s expectations about the effects of the Reverse Stock Split, including the trading of the Company’s common stock on the NYSE following the Reverse Stock Split. The Company cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, general economic, political and business conditions; the ability of the Company to maintain its listing on the NYSE; the Company’s ability to continue to comply with applicable listing standards of the NYSE; and those factors discussed under the header “Risk Factors” in the Company’s most recent periodic and other filings with the SEC. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Forge Global Holdings, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: April 14, 2025	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer